SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): January 24, 1997



       Residential Funding Mortgage Securities I, Inc.

(Exact name of registrant as specified in its charter)

        DELAWARE             333-4846                75-2006294
(State or other jurisdiction (Commission   (I.R.S. employer
of incorporation)             file number)  identification no.)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN    55437
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code (612) 832-7000



(Former name or former address, if changed since last report)


                        Exhibit Index located on page 4.


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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.      Financial Statements, Pro Forma Financial Information and
             Exhibits.

                      (a)     Not applicable

                      (b)     Not applicable

                      (c)     Exhibits

                      23. Consent of Coopers & Lybrand L.L.P., independent auditors of Financial Security Assurance Inc. ("Financial Security") with respect to the incorporation by reference in the Registrant's Prospectus Supplement dated January 24, 1997, relating to the Mortgage Pass-Through Certificates, Series 1997-S2, of (a) their report dated January 17, 1997 on the audit by Coopers & Lybrand L.L.P. of the consolidated financial statements of Financial Security and its subsidiaries as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and (b) with respect to the reference to their firm under the caption "Experts."




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                                                        SIGNATURES



                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.




                                                      By:/s/  Randy Van Zee
                                                      Name:   Randy Van Zee
                                                      Title:  Vice President


Dated:  January 24, 1997




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                                INDEX OF EXHIBITS

Exhibit      Description                                             Page

23 Consent of Coopers & Lybrand L.L.P., independent auditors of Financial Security Assurance Inc. ("Financial Security") with respect to the incorporation by reference in the Registrant's Prospectus Supplement dated January 24, 1997, relating to the Mortgage Pass-Through Certificates, Series 1997- S2, of (a) their report dated January 17, 1997 on the audit by Coopers & Lybrand L.L.P. of the consolidated financial statements of Financial Security and its subsidiaries as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and (b) with respect to the reference to their firm under the caption "Experts."


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                                   Exhibit 23




      Consent of Independent Auditors of Financial Security Assurance Inc.


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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Prospectus Supplement dated January 24, 1997 (to the Prospectus dated June 21, 1996) of Residential Funding Mortgage Securities I, Inc. relating to Mortgage Pass-Through Certificates, Series 1997-S2 of our report dated January 17, 1997 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995. We also consent to reference to our Firm under the caption "Experts."



                                            /s/Coopers & Lybrand L.L.P.
                                            Coopers & Lybrand L.L.P.

New York, New York
January 24, 1997


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